Exhibit 99.1

AMEDISYS REPORTS FIRST QUARTER 2019 FINANCIAL RESULTS

AND REAFFIRMS 2019 GUIDANCE

BATON ROUGE, Louisiana (April 30, 2019) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three-month period ended March 31, 2019.

Three Month Periods Ended March 31, 2019 and 2018

•	Net service revenue increased $68.0 million to $467.3 million compared to $399.3 million in 2018.

•	Net income attributable to Amedisys, Inc. of $31.3 million compared to $27.2 million in 2018.

•	Net income attributable to Amedisys, Inc. per diluted share of $0.95 per diluted share compared to $0.79 in 2018.

Adjusted Quarterly Results*

•	Adjusted EBITDA of $54.9 million compared to $41.7 million in 2018.

•	Adjusted net service revenue of $467.8 million compared to $399.3 million in 2018.

•	Adjusted net income attributable to Amedisys, Inc. of $36.4 million compared to $27.3 million in 2018.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $1.11 compared to $0.79 in 2018.

*	See pages 10 and 11 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.

Paul B. Kusserow, President and Chief Executive Officer stated, “I am very proud of our first quarter results as we continue our momentum into 2019. Most importantly and core to what we do, our clinical quality metrics continue to be at, or near, the top of the industry in both home health and hospice. Providing our clinically distinct care to as many patients wherever they call home is and will always be our mission. Finally, thanks to our team of over 21,000 employees for continuing to do all that you do to drive such impressive results and provide such incredible care.”

2019 Guidance

•	Net service revenue is anticipated to be in the range of $1.94 billion to $1.98 billion.

•	Adjusted EBITDA is anticipated to be in the range of $205 million to $210 million.

•	Adjusted diluted earnings per share is anticipated to be in the range of $3.98 to $4.09 based on an estimated 33.1 million shares outstanding.

This guidance excludes the effects of any future acquisitions, if any are made.

We urge caution in considering the current trends and 2019 guidance disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com.

Earnings Call and Webcast Information

Amedisys will host a conference call on Wednesday, May 1, 2019, at 11:00 a.m. ET to discuss its first quarter results. To participate on the conference call, please call before 11:00 a.m. ET to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through June 1, 2019 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13689585

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Non-GAAP Financial Measures

This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items; (2) adjusted net service revenue, defined as net service revenue excluding certain items; (3) adjusted net income attributable to Amedisys, Inc., defined as net income attributable to Amedisys, Inc. excluding certain items; and (4) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.

Additional information

Amedisys, Inc. (the “Company”) is a leading healthcare at home Company delivering personalized home health, hospice and personal care. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based personal care; recovery and rehabilitation after an operation or injury; care focused on empowering them to manage a chronic disease; or hospice care at the end of life. More than 3,000 hospitals and 65,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With more than 21,000 employees, in 471 care centers within 38 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 376,000 patients and clients in need every year. For more information about the Company, please visit: www.amedisys.com.

We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis, changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, competition in the healthcare industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to consistently provide high-quality care, our ability to attract and retain qualified personnel, changes in payments and covered services by federal and state governments, future cost containment initiatives undertaken by third-party payors, our access to financing, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate, manage and keep our information systems secure, our ability to comply with requirements stipulated in our corporate integrity agreement, our ability to realize the anticipated benefits of the acquisition of Compassionate Care Hospice, and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	Nick Muscato	Kendra Kimmons
	Vice President, Strategic Finance	Vice President, Marketing & Communications
	(855) 259-2046	(225) 299-3720
	IR@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share data)

(Unaudited)

	For the Three-Month Periods Ended March 31
	2019	2018
Net service revenue	$467,340	$399,262
Cost of service, excluding depreciation and amortization	275,274	238,309
General and administrative expenses:
Salaries and benefits	94,830	75,631
Non-cash compensation	6,615	4,044
Other	43,402	41,680
Depreciation and amortization	2,895	3,593

Operating expenses	423,016	363,257

Operating income	44,324	36,005
Other income (expense):
Interest income	24	120
Interest expense	(3,349)	(1,703)
Equity in earnings from equity method investments	1,216	1,860
Miscellaneous, net	236	601

Total other (expense) income, net	(1,873)	878

Income before income taxes	42,451	36,883
Income tax expense	(10,878)	(9,563)

Net income	31,573	27,320
Net income attributable to noncontrolling interests	(269)	(161)

Net income attributable to Amedisys, Inc.	$31,304	$27,159

Basic earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$0.98	$0.80
Weighted average shares outstanding	32,001	33,971
Diluted earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$0.95	$0.79
Weighted average shares outstanding	32,893	34,592

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data)

	March 31, 2019 (unaudited)	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$10,554	$20,229
Patient accounts receivable	236,437	188,972
Prepaid expenses	10,792	7,568
Other current assets	13,948	7,349

Total current assets	271,731	224,118
Property and equipment, net of accumulated depreciation of $96,892 and $95,472	29,716	29,449
Operating lease right of use assets	83,064	—
Goodwill	649,514	329,480
Intangible assets, net of accumulated amortization of $33,166 and $33,050	62,801	44,132
Deferred income taxes	32,525	35,794
Other assets	54,888	54,145

Total assets	$1,184,239	$717,118

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$32,797	$28,531
Payroll and employee benefits	111,312	92,858
Accrued expenses	121,716	99,475
Current portion of long-term obligations	6,038	1,612
Current portion of operating lease liabilities	25,514	—

Total current liabilities	297,377	222,476
Long-term obligations, less current portion	303,733	5,775
Operating lease liabilities, less current portion	55,840	—
Other long-term obligations	6,089	6,234

Total liabilities	663,039	234,485

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 36,337,743 and 36,252,280 shares issued; and 32,037,667 and 31,973,505 shares outstanding	36	36
Additional paid-in capital	613,714	603,666
Treasury stock, at cost 4,300,076 and 4,278,775 shares of common stock	(244,373)	(241,685)
Accumulated other comprehensive income	15	15
Retained earnings	150,854	119,550

Total Amedisys, Inc. stockholders’ equity	520,246	481,582
Noncontrolling interests	954	1,051

Total equity	521,200	482,633

Total liabilities and equity	$1,184,239	$717,118

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING

(Amounts in thousands, except statistical information)

(Unaudited)

	For the Three-Month Periods Ended March 31
	2019	2018
Cash Flows from Operating Activities:
Net income	$31,573	$27,320
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,895	3,593
Non-cash compensation	6,615	4,044
401(k) employer match	2,379	2,567
Amortization and impairment of operating lease right of use assets	8,345	—
(Gain) loss on disposal of property and equipment	(4)	563
Deferred income taxes	3,269	2,945
Equity in earnings from equity method investments	(1,216)	(1,860)
Amortization of deferred debt issuance costs/debt discount	213	178
Return on equity investment	725	625
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	(22,333)	8,260
Other current assets	(10,635)	(6,982)
Other assets	(338)	46
Accounts payable	(11,140)	(1,523)
Accrued expenses	18,838	(1,807)
Other long-term obligations	(144)	2,348
Operating lease liabilities	(8,139)	—
Operating lease right of use assets	(844)	—

Net cash provided by operating activities	20,059	40,317

Cash Flows from Investing Activities:
Proceeds from sale of deferred compensation plan assets	208	462
Proceeds from the sale of property and equipment	65	5
Investments in equity method investees	(120)	—
Purchases of property and equipment	(1,198)	(1,462)
Acquisitions of businesses, net of cash acquired	(327,867)	(2,250)

Net cash used in investing activities	(328,912)	(3,245)

Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options	356	125
Proceeds from issuance of stock to employee stock purchase plan	782	597
Shares withheld upon stock vesting	(2,688)	(1,305)
Noncontrolling interest distribution	(366)	(28)
Proceeds from borrowings under term loan	175,000	—
Proceeds from borrowings under revolving line of credit	161,500	—
Repayments of borrowings under revolving line of credit	(34,000)	—
Principal payments of long-term obligations	(559)	(2,819)
Debt issuance costs	(847)	—

Net cash provided by (used in) financing activities	299,178	(3,430)

Net (decrease) increase in cash and cash equivalents	(9,675)	33,642
Cash and cash equivalents at beginning of period	20,229	86,363

Cash and cash equivalents at end of period	$10,554	$120,005

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$725	$1,065

Cash paid for income taxes, net of refunds received	$404	$2,813

Days revenue outstanding (1)	41.2	41.4

(1)

Our calculation of days revenue outstanding at March 31, 2019 and 2018 is derived by dividing our ending patient accounts receivable by our average daily patient revenue for the three month periods ended March 31, 2019 and 2018, respectively.

AMEDISYS, INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Amounts in millions, except statistical information)

(Unaudited)

Segment Information - Home Health

	For the Three- Month Periods Ended March 31,
	2019	2018
Financial Information (in millions):
Medicare	$213.4	$205.0
Non-Medicare	96.7	79.1

Net service revenue	310.1	284.1
Cost of service	185.7	174.4

Gross margin	124.4	109.7
Other operating expenses	72.4	68.8

Operating income	$52.0	$40.9

Same Store Growth (1):
Medicare revenue	4%	5%
Non-Medicare revenue	22%	14%
Total admissions	6%	4%
Total volume (2)	6%	7%
Total Episodic admissions (3)	4%	3%
Total Episodic volume (4)	3%	6%
Key Statistical Data - Total (5):
Medicare:
Admissions	50,320	49,455
Recertifications	27,112	27,236

Total volume	77,432	76,691
Completed episodes	73,978	72,836
Visits	1,331,409	1,314,126
Average revenue per completed episode (6)	$2,902	$2,792
Visits per completed episode (7)	17.4	17.2
Non-Medicare:
Admissions	33,649	29,889
Recertifications	14,683	12,432

Total volume	48,332	42,321
Visits	753,679	660,933
Total (5):
Visiting Clinician Cost per Visit	$81.05	$80.34
Clinical Manager Cost per Visit	8.01	7.99

Total Cost per Visit	$89.06	$88.33
Visits	2,085,088	1,975,059

(1)

Same store information represents the percent change in our Medicare, Non-Medicare, Total and Episodic revenue, admissions or volume for the period as a percent of the Medicare, Non-Medicare, Total and Episodic revenue, admissions or volume of the prior period.

(2)	Total volume includes all admissions and recertifications.

(3)	Total Episodic admissions includes admissions for Medicare and Non-Medicare payors that bill on a 60-day episode of care basis.
(4)	Total Episodic volume includes admissions and recertifications for Medicare and Non-Medicare payors that bill on a 60-day episode of care basis.
(5)	Total includes acquisitions and denovos.
(6)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care.
(7)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Segment Information - Hospice

	For the Three- Month Periods Ended March 31,
	2019	2018
Financial Information (in millions):
Medicare	$130.7	$91.8
Non-Medicare	6.3	5.5

Net service revenue	137.0	97.3
Cost of service	74.1	50.1

Gross margin	62.9	47.2
Other operating expenses	29.4	20.2

Operating income	$33.5	$27.0

Same Store Growth (1):
Medicare revenue	9%	12%
Hospice admissions	5%	5%
Average daily census	8%	12%
Key Statistical Data - Total (2):
Hospice admissions	9,711	6,933
Average daily census	9,982	7,214
Revenue per day, net	$152.56	$149.80
Cost of service per day	$82.43	$77.17
Average discharge length of stay	98	97

(1)

Same store information represents the percent change in our Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare revenue, Hospice admissions or average daily census of the prior period.

(2)	Total includes acquisitions and denovos.

Segment Information - Personal Care

	For the Three- Month Periods Ended March 31,
	2019	2018
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	20.2	17.9

Net service revenue	20.2	17.9
Cost of service	15.5	13.8

Gross margin	4.7	4.1
Other operating expenses	3.2	3.3

Operating income	$1.5	$0.8

Key Statistical Data (1):
Billable hours	833,617	749,953
Clients served	12,801	12,536
Shifts	376,182	348,166
Revenue per hour	$24.19	$23.85
Revenue per shift	$53.60	$51.36
Hours per shift	2.2	2.2

(1)	Total includes acquisitions.

Segment Information - Corporate

	For the Three- Month Periods Ended March 31,
	2019	2018
Financial Information (in millions):
Other operating expenses	$41.3	$30.2
Depreciation and amortization	1.4	2.5

Total operating expenses	$42.7	$32.7

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES

(Amounts in thousands)

(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”):

	For the Three- Month Period Ended March 31,
	2019	2018
Net income attributable to Amedisys, Inc.	$31,304	$27,159
Add:
Income tax expense	10,878	9,563
Interest expense, net	3,325	1,583
Depreciation and amortization	2,895	3,593
Certain items (1)	6,914	188
Interest component of certain items (1)	(441)	(383)

Adjusted EBITDA (2) (6)	$54,875	$41,703

Adjusted Net Service Revenue Reconciliation:

	For the Three- Month Period Ended March 31,
	2019	2018
Net service revenue	$467,340	$399,262
Add:
Certain items (1)	478	—

Adjusted net service revenue (3) (6)	$467,818	$399,262

Adjusted Net Income Attributable to Amedisys, Inc Reconciliation:

	For the Three- Month Period Ended March 31,
	2019	2018
Net income attributable to Amedisys, Inc.	$31,304	$27,159
Add:
Certain items (1)	5,141	139

Adjusted net income attributable to Amedisys, Inc. (4) (6)	$36,445	$27,298

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share:

	For the Three- Month Period Ended March 31,
	2019	2018
Net income attributable to Amedisys, Inc. common stockholders per diluted share	$0.95	$0.79
Add:
Certain items (1)	0.16	—

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (5) (6)	$1.11	$0.79

(1)	The following details the certain items for the three month periods ended March 31, 2019 and 2018:

Certain Items:

	For the Three-Month Period Ended March 31, 2019	For the Three-Month Period Ended March 31, 2018
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Contingency accrual	$1,018	$—
Planned closures (7)	(540)	—
Certain Items Impacting Cost of Service:
Planned closures (7)	844	—
Certain Items Impacting Operating Expenses:
Planned closures (7)	88	—
Acquisition costs	5,758	435
Legal fees - non-routine	(132)	562
Certain Items Impacting Total Other Income (Expense):
Miscellaneous, other (income) expense, net	(122)	(809)

Total	$6,914	$188

Net of tax	$5,141	$139

Diluted EPS	$0.16	$—

(2)

Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items as described in footnote 1.

(3)	Adjusted net service revenue is defined as net service revenue plus certain items as described in footnote 1.
(4)	Adjusted net income attributable to Amedisys, Inc. is defined as net income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(5)

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.

(6)

Adjusted EBITDA, adjusted net service revenue, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measure calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.

(7)	Planned closures consist of in-patient units acquired from Compassionate Care Hospice whose operations ceased in April 2019.